GE INVESTMENTS FUNDS, INC.

Small-Cap Equity Fund

Total Return Fund

Supplement dated March 12, 2012

To the Statutory Prospectus dated May 1, 2011, as supplemented on January 31, 2012 and December 28, 2011

Small-Cap Equity Fund (the “Fund”)

Effective March 7, 2012, the Fund Summary relating to the Fund in the Prospectus for the Small-Cap Equity Fund is revised as follows to reflect the change in portfolio manager with Palisade Capital Management, L.L.C.:

On page 24 of the Prospectus, the sub-section entitled “Portfolio Management – Portfolio Managers” is deleted in its entirety and replaced with the following:

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
David Wiederecht	1 year	President and Chief Investment Officer – Investment Strategies at GE Asset Management Incorporated
Marc Shapiro	Less than 1 year	Senior Portfolio Manager at Palisade Capital Management, L.L.C.
Scott T. Brayman	3 years	Managing Partner and Chief Investment Officer at Champlain Investment Partners, LLC
Robert J. Anslow	3 years	Managing Partner and Chief Investment Officer at GlobeFlex Capital, LP
Michael W. Cook	3 years	Chief Executive Officer and Chief Investment Officer at SouthernSun Asset Management, LLC
Frank Latuda, Jr.	1 year	Vice President, Director and Chief Investment Officer at Kennedy Capital Management, Inc.

On pages 67 and 68, under the section entitled “About the Sub-Advisers – Small-Cap Equity Fund”, the paragraph entitled “Palisade Capital Management, L.L.C.” is deleted in its entirety and replaced with the following:

Palisade Capital Management, L.L.C. (Palisade)

One Bridge Plaza

Fort Lee, NJ 07024

Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. The company has managed various institutional and private accounts with total assets of $3.4 billion as of December 31, 2011. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for GE Asset Management. Palisade has managed the Small-Cap Equity Fund since inception.

Palisade’s Allocated Assets are managed by Jack Feiler, Marc Shapiro and Dennison T. “Dan” Veru, members of Palisade’s Investment Policy Committee. Mr. Feiler, Mr. Shapiro and Mr. Veru are jointly and primarily responsible for the strategy of the Allocated Assets and the day-to-day management of the Allocated Assets is executed by Mr. Shapiro.

Jack Feiler, President and Chief Investment Officer — Private Wealth Management, has over 40 years of investment experience and has served as a Chief Investment Officer at Palisade since the commencement of Palisade’s operations in April 1995. He has served as a portfolio manager of the Small-Cap Equity Fund since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.

Marc Shapiro, Senior Portfolio Manager, joined Palisade in February 2004. Mr. Shapiro serves as the Portfolio Manager for Palisade’s Institutional Small Cap Core Equity portfolios. Mr. Shapiro became Senior Portfolio Manager in March 2012 and has served as the strategy’s Associate Portfolio Manager since October 2006 and has been a Senior Vice President of Research for Palisade’s Small Cap Core Equity portfolio with lead research responsibility for a number of sections, including the Information Technology and Telecom Services sectors. Prior to joining Palisade, Mr. Shapiro was a Portfolio Manager/analyst at Awad Asset management and a small cap analyst at Schroders. Mr. Shapiro received his M.S. in Finance from Drexel University and his B.S. in Finance from the College of New Jersey.

Dennison T. (“Dan”) Veru, Executive Vice-President and Chief Investment Officer — Institutional, joined Palisade in March 2000. Since joining Palisade Mr. Veru has been a member of the Investment Policy Committee and became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James Financial. Mr. Veru has been a frequent guest on CNBC, CNN, Fox and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992. Mr. Veru graduated from Franklin & Marshall College.

Total Return Fund

On page 69, under the section entitled “About the Sub-Advisers – Total Return Fund”, the paragraph entitled “Total Return Fund” is deleted in its entirety and replaced with the following:

A portion of the Total Return Fund’s assets are allocated to and managed by each of the follow sub-advisers: (i) Palisade with respect to the Fund’s small-cap equity investments; and (ii) Urdang with respect to the Fund’s real estate-related investments. GE Asset Management is responsible for allocating a portion of the Total Return Fund’s assets to Palisade and Urdang (the “Allocated Assets”) and for managing the other assets of the Fund as well as its cash position. Palisade’s Allocated Assets are managed by Jack Feiler, Marc Shapiro and Dennison T. Veru and Urdang’s Allocated Assets are co-managed by Dean Frankel, CFA and Eric Rothman, CFA. Information about Palisade and Urdang and each of their portfolio managers is provided above. Information about the other portfolio managers of the Fund can be found under – “About the Funds’ Portfolio Managers”.

This Supplement should be retained with your Prospectus for future reference.

GE INVESTMENTS FUNDS, INC.

Small-Cap Equity Fund and Total Return Fund (the “Funds”)

Supplement dated March 12, 2012

To the Statement of Additional Information Dated May 1, 2011

Effective March 7, 2012, Marc Shapiro, Senior Portfolio Manager, will serve as a portfolio manager for the assets of the Funds that are allocated to Palisade Capital Management, L.L.C. and replaces Jeffrey Schwartz.

In light of the foregoing change to the Funds’ portfolio management, this supplement revises the statement of additional information (the “SAI”) for the Funds of GE Investments Funds, Inc.

1. On page 95 of the SAI, the reference to “Other Accounts Managed” for Jeffrey Schwartz for the Small-Cap Equity Fund is deleted and replaced with the following:

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Small-Cap Equity Fund (Sub-advised by Palisade)
Marc Shapiro*	3 Accounts with $384.52 million in total assets managed.	6 Pooled Investment Vehicles with $633.60 million in total assets managed.	0 Other Accounts with $0 in total assets managed.	None

*	Other Accounts Managed Information is as of February 29, 2012.

2. On page 100 of the SAI, the reference to “Other Accounts Managed” for Jeffrey Schwartz for the Total Return Fund is deleted and replaced with the following:

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Total Return Fund (Sub-advised by Palisade)
Marc Shapiro*	3 Accounts with $357.27 million in total assets managed.	6 Pooled Investment Vehicles with $633.60 million in total assets managed.	0 Other Accounts with $0 in total assets managed.	None

*	Other Accounts Managed Information is as of February 29, 2012.

This supplement should be retained with your SAI for future reference.